UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2013

CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure.

As previously disclosed, while we have historically reported our results of operations in three segments: Shrink Management Solutions (SMS), Apparel Labeling Solutions (ALS), and Retail Merchandising Solutions (RMS), during the third quarter of 2013, we adjusted the product allocation between our SMS and ALS segments, renamed the SMS segment Merchandise Availability Solutions (MAS) and began reporting our segments as: Merchandise Availability Solutions, Apparel Labeling Solutions, and Retail Merchandising Solutions.

ALS now includes the results of our radio frequency identification (RFID) labels business (previously reported in SMS), coupled with our data management platform and network of service bureaus that manage the printing of variable information on apparel labels and tags. This change aligns us with our refined ALS strategy to be a leading supplier of apparel labeling solutions, with expertise in intelligent apparel labels for item-level tracking and loss prevention. Our MAS segment, which is focused on loss prevention and merchandise visibility, includes electronic article surveillance (EAS) systems, EAS consumables, Alpha® high-theft solutions, RFID systems and software, and non-U.S. and Canada-based CheckView®. There were no changes to the RMS segment, which includes hand-held labeling and retail display systems.

For information purposes and to provide investors with historical information on a basis consistent with our new reporting structure, the Company has recast its historical quarterly and annual financial segment information to conform to the new reporting structure. The recasting of previously issued financial information does not represent a restatement of previously issued financial statements and does not affect our reported net income, earnings per share, total assets, or stockholders’ equity for any of the previously reported periods. Exhibit 99.1 provides the recast historical quarterly financial summary information by reportable segment for fiscal years 2013, 2012 and 2011.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01(d)     Exhibits

Exhibit Number	Description

99.1	Historical quarterly and annual financial segment information for fiscal 2013, 2012 and 2011 conformed to the Company’s new segment presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.
Date: November 6, 2013	By:	/s/ Jeffrey O. Richard
	Name:	Jeffrey O. Richard
	Title:	Executive Vice President and Chief Financial Officer

Checkpoint Systems, Inc.

Index of Exhibits

EXHIBIT	DESCRIPTION

EXHIBIT 99.1	Historical quarterly and annual financial segment information for fiscal 2013, 2012 and 2011 conformed to the Company’s new segment presentation.